UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 28, 2011, we entered into a securities purchase agreement, or Securities Purchase Agreement, with Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited, or, collectively, Deerfield, pursuant to which Deerfield agreed to purchase 12,150,000 shares of our common stock for a purchase price of $1.46 per share and 12,150 shares of our Series C Convertible Preferred Stock, or Series C Preferred Stock, for a purchase price of $1,460.00 per share, for an aggregate purchase price of approximately $35.5 million. A copy of the Securities Purchase Agreement is attached as Exhibit 99.1.

The rights, preferences and privileges of the Series C Preferred Stock are set forth in a Certificate of Designations of Series C Convertible Preferred Stock, or Certificate of Designations, that we expect to file with the Secretary of State of the State of Delaware on or before March 31, 2011, a form of which is attached as Exhibit 4.5. Each share of Series C Preferred Stock is convertible into 1,000 shares of our common stock at any time at the option of the holder, provided that the holder will be prohibited from converting Series C Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. In the event of our liquidation, dissolution, or winding up, holders of our Series C Preferred Stock will receive a payment equal to $0.0001 per share of Series C Preferred Stock before any proceeds are distributed to the holders of our common stock. Shares of Series C Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock will be required to amend the terms of the Series C Preferred Stock.

Offering

The offering described above is being made pursuant to a shelf registration statement we filed with the Securities and Exchange Commission, or SEC, on May 3, 2010, which became effective on May 10, 2010 (File No. 333-166481). The closing of the offering is expected to take place on or before March 31, 2011. A prospectus supplement relating to the offering has been filed with the SEC. A copy of the opinion of our General Counsel relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1.

On March 29, 2011, we also issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.5.

Facility Agreement Amendment

We previously entered into a Facility Agreement with Deerfield on June 17, 2009, pursuant to which Deerfield provided us with a $100 million secured loan. Concurrent with the execution of the Securities Purchase Agreement, we entered into a second amendment to the Facility Agreement, or the Second Amendment, pursuant to which approximately half of the gross proceeds of the offering described above will be used to prepay a portion of the principal amount that otherwise would have been required to be repaid in June 2013. The Second Amendment also amends the Facility Agreement to eliminate (i) Deerfield’s right to provide us with an additional loan in a principal amount of up to $20 million and to receive additional warrants to purchase up to 5,600,000 shares of our common stock at an exercise price of $5.42 per share, (ii) our obligation to repay portions of the loan in connection with certain equity issuances, and (iii) our obligation to make mandatory prepayments of the loan in the event we issue equity securities at a price of less than $2.00 per share. A copy of the Second Amendment is attached as Exhibit 99.2.

Exchange Agreement and Warrants

In connection with the Facility Agreement, in July 2009, we issued Deerfield warrants to purchase an aggregate of 28,000,000 shares of our common stock at an exercise price of $5.42 per share, or the Original Warrants, and in June 2010 we agreed to exchange Original Warrants to purchase an aggregate of 16,200,000 shares of our common stock for new warrants, or the Existing Warrants, to purchase a like number of shares of our common stock at an exercise price of $3.45 per share. On March 28, 2011, we entered into an Exchange Agreement with Deerfield, pursuant to which we agreed to exchange 14,368,590 of the Existing Warrants for new warrants, or the New Warrants, to purchase a like number of shares of our common stock at an exercise price of $1.68 per share. The New Warrants will be exercisable beginning on the date that is six months after their issuance and will remain exercisable until June 17, 2015. Other than the provisions described above, the New Warrants contain substantially the same terms as the Existing Warrants. A copy of the Exchange Agreement is attached as Exhibit 99.3. A copy of the form of New Warrant is attached as Exhibit 99.4.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 1.01 above, we entered into an Exchange Agreement pursuant to which we agreed to issue the New Warrants. We relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act for the issuance of the New Warrants in exchange for the Existing Warrants.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.5	Form of Certificate of Designations of Series C Convertible Preferred Stock of Arena.

5.1	Opinion of Arena’s General Counsel.

23.1	Consent of Arena’s General Counsel (included in Exhibit 5.1).

99.1	Securities Purchase Agreement, dated March 28, 2011, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited.

99.2	Second Amendment to Facility Agreement, dated March 28, 2011, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited.

99.3	Exchange Agreement, dated March 28, 2011, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited.

99.4	Form of Warrant to Purchase Common Stock of Arena.

99.5	Press Release Announcing Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2011	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.5	Form of Certificate of Designations of Series C Convertible Preferred Stock of Arena.

5.1	Opinion of Arena’s General Counsel.

23.1	Consent of Arena’s General Counsel (included in Exhibit 5.1).

99.1	Securities Purchase Agreement, dated March 28, 2011, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited.

99.2	Second Amendment to Facility Agreement, dated March 28, 2011, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited.

99.3	Exchange Agreement, dated March 28, 2011, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited.

99.4	Form of Warrant to Purchase Common Stock of Arena.

99.5	Press Release Announcing Offering.